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                                                                    EXHIBIT 10.1

                                 FIRST AMENDMENT

                                       TO

                                CREDIT AGREEMENT

                          DATED AS OF OCTOBER 15, 2003

                                      AMONG

                         WESTPORT RESOURCES CORPORATION,
                                  AS BORROWER,

                                 THE GUARANTORS,

                              JPMORGAN CHASE BANK,
                            AS ADMINISTRATIVE AGENT,

                                       AND

                            THE LENDERS PARTY HERETO

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                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") dated as of October 15, 2003, is among Westport Resources Corporation, a Nevada corporation (the "Borrower"); each of the undersigned guarantors (the "Guarantors", and together with the Borrower, the "Obligors"); each of the lenders that is a signatory hereto (collectively, the "Lenders"); and JPMorgan Chase Bank, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                 R E C I T A L S

         A. The Borrower, the Agents and the Lenders are parties to that certain Credit Agreement dated as of December 17, 2002 (the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

         B. The Borrower has requested and the Lenders have agreed to amend certain sections of the Credit Agreement.

         C. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

         Section 2.        Amendments to Credit Agreement.

         2.1      Amendments to Section 1.1.

                  (a) The definition of "Agreement" is hereby amended to read as follows:

                           "Agreement": this Credit Agreement, as amended by the
                  First Amendment, and as the same may from time to time be amended, modified, supplemented or restated.

                  (b) The definition of "First Amendment" is hereby added where alphabetically appropriate to read as follows:

                           "First Amendment": that certain First Amendment to
                  Credit Agreement dated as of October 15, 2003 among the Borrower, the Guarantors, the Administrative Agent and the Lenders.

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         2.2      Deletion of L/C Sublimit. The first paragraph of subsection
3.1(a) is hereby amended by its entirety to read as follows:

                  (a) Subject to the terms and conditions hereof, the Issuing Bank, in reliance on the agreements of the other Lenders set forth in subsection 3.4, agrees to issue letters of credit ("Letters of Credit") for the account of the Borrower or any Restricted Subsidiary on any Business Day during the Commitment Period in such form as may be approved from time to time by the Issuing Bank; provided that the Issuing Bank shall not issue any Letter of Credit if, after giving effect to such issuance and after giving effect to any Loans requested to be made or Letters of Credit requested to be issued on such date, the sum of the Loans and Letter of Credit Outstandings would exceed (A) if the Borrowing Base is in effect on the date such Letter of Credit is to be issued, the lesser of (x) the Aggregate Commitments and (y) the Borrowing Base then in effect or (B) if the Borrowing Base is not in effect on the date such Letter of Credit is to be issued, the Aggregate Commitments.

         2.3 Deletion of Subsection 7.14(d). Subsection 7.14 is hereby amended by its entirety to read as follows:

                  7.14 Mortgaged Properties. If at any time after the Closing Date (a) the Borrower creates, issues, assumes, or suffers to exists any Indebtedness (other than Indebtedness permitted under subsections 8.2(a), 8.2(e), 8.2(f), 8.2(g) and 8.2(k) or under subsection 8.2(d), to the extent such Guarantee Obligation relates to Indebtedness under any of the foregoing subsections) that is not contractually subordinated in right of payment to the obligations of the Borrower under this Agreement on terms substantially similar to the 01 Senior Subordinated Notes or otherwise reasonably acceptable to the Administrative Agent, (b) the Borrower or any Restricted Subsidiary posts cash or other collateral (other than cash and Cash Equivalents in an aggregate amount not to exceed $20,000,000 at any one time outstanding, and, for avoidance of doubt, Letters of Credit issued under this Agreement) to secure any Indebtedness of the type described under subsections 8.2(f) or 8.2(g), whether or not permitted by subsection 8.3 or (c) the Borrower's senior unsecured long-term debt rating is BB- or less from S&P (or there is no rating) and Ba3 or less from Moody's (or there is no rating), then the Borrower shall, and shall cause each Guarantor to, grant to the Lenders a first priority, perfected Lien (subject only to certain Liens permitted under subsection 8.3, as more fully described below) on Oil and Gas Properties and related assets of the Borrower and the Guarantors comprising not less than 75% of the total value of the Oil and Gas Properties evaluated in the Reserve Report most recently delivered to the Agents. Within 30 days after the occurrence of either of (a), (b) or (c) above, the Borrower will deliver, or cause such Guarantor to deliver, a mortgage in substantially the form of Exhibit C together with any reasonable changes suggested by local counsel for each Oil and Gas Property and their related assets (each a "Mortgage"), which shall be sufficient to subject such Oil and Gas Properties and other assets to a first priority, perfected Lien (Liens of the type described in subsections 8.3(a), 8.3(b), 8.3(c), 8.3(d), 8.3(f), 8.3(g), 8.3(h),
         8.3(m) and 8.3(p), however, shall be permitted) in accordance with this subsection 7.14 (each such Property, a "Mortgaged Property"), which documentation shall be reasonably satisfactory to the

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         Administrative Agent and its counsel. Such mortgages and documentation will be accompanied with legal opinions from local counsel, substantially in the form of Exhibit C-1, and Borrower's counsel regarding such additional matters as the Administrative Agent may reasonably request, and other documentation as the Administrative Agent may reasonably request. For purposes of subsections 7.14 and 7.15, the "total value of Oil and Gas Properties" shall mean the calculation of the present value of future cash flows from Proved Reserves utilizing Administrative Agent's usual and customary pricing for oil and natural gas collateral as in effect from time to time based upon the most recently delivered Reserve Report.

         2.4 Increase of Lien Basket for Hedging. Subsection 8.3(k) is hereby amended by its entirety to read as follows:

                  (k) Liens on cash and Cash Equivalents in an aggregate amount not to exceed $20,000,000 at any one time outstanding securing obligations under Hedging Agreements, and, for avoidance of doubt, the issuance and deposit of Letters of Credit issued under this Agreement in order to secure obligations arising under Hedging Agreements;

         Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions specified in this Section 3:

         3.1 Counterparts of First Amendment. The Administrative Agent shall have received from the Required Lenders, the Borrower and each Guarantor, counterparts (in such number as may be reasonably requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

         3.2 No Default. No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this First Amendment.

         Section 4.        Miscellaneous.

         4.1 Confirmation. The provisions of the Credit Agreement, as modified by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

         4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly modified hereby, notwithstanding the modifications contained herein; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except (A) as modified by this First Amendment and (B) to the extent any such representations and

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warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date and (ii) no Default has occurred and is continuing.

         4.3 Loan Document. This First Amendment is a "Loan Document" as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

         4.4 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         4.5 Integration. This First Amendment, the Credit Agreement and the other Loan Documents represent the agreement of the Borrower, the other Loan Parties, the Agents and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         4.6 GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                          [SIGNATURES BEGIN NEXT PAGE]

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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:                        WESTPORT RESOURCES CORPORATION

                                 By:   /s/ LON MCCAIN
                                       Lon McCain, Vice President, Treasurer and
                                       Chief Financial Officer

                                      S-1

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GUARANTORS:                    WESTPORT FINANCE CO.

                               By:  /s/ LON MCCAIN
                                    Lon McCain, Treasurer

                               WHL, INC.

                               By:  /s/ LON MCCAIN
                                    Lon McCain, Vice President, Treasurer and
                                    Chief Financial Officer

                               WHG, INC.

                               By:  /s/ LON MCCAIN
                                    Lon McCain, Vice President, Treasurer and
                                    Chief Financial Officer

                               WESTPORT OIL AND GAS COMPANY, L.P.
                                 by WHG, Inc., its sole general partner

                               By:  /s/ LON MCCAIN
                                    Lon McCain, Vice President, Treasurer and
                                    Chief Financial Officer

                               WESTPORT CANADA LLC
                                 by Westport Oil and Gas Company, L.P.,
                                 its sole member, a Delaware limited partnership by WHG, Inc. its sole general partner

                               By:  /s/ LON MCCAIN
                                    Lon McCain, Vice President, Treasurer
                                    and Chief Financial Officer

                                      S-2

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                               JERRY CHAMBERS EXPLORATION COMPANY
                                 by Westport Oil and Gas Company, L.P.,
                                  its managing partner, a Delaware limited
                                   partnership
                                    by WHG, Inc. its general partner

                                    By:  /s/ LON MCCAIN
                                         Lon McCain, Vice President, Treasurer
                                         and Chief Financial Officer

                               WESTPORT ARGENTINA LLC
                                 by Westport Oil and Gas Company, L.P., its sole
                                  member, a Delaware limited partnership
                                   by WHG, Inc. its general partner

                                    By:  /s/ LON MCCAIN
                                        Lon McCain, Vice President, Treasurer
                                        and Chief Financial Officer

                               WESTPORT OVERRIDING ROYALTY LLC
                                by Westport Oil and Gas Company, L.P.,
                                 its sole member and manager, a Delaware
                                 limited partnership
                                  by WHG, Inc. its sole general partner

                                    By:  /s/ LON MCCAIN
                                        Lon McCain, Vice President, Treasurer
                                        and Chief Financial Officer

                                      S-3

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                              HORSE CREEK TRADING & COMPRESSION LLC

                               by Westport Oil and Gas Company, L.P.,
                                its sole member and manager,
                                 a Delaware limited partnership
                                 by WHG, Inc. its sole general partner

                                 By:   /s/ LON MCCAIN
                                       Lon McCain, Vice President, Treasurer
                                       and Chief Financial Officer

                              WESTPORT FIELD SERVICES, LLC
                               by Westport Resources Corporation,
                                its sole member and manager

                                 By:   /s/ LON MCCAIN
                                       Lon McCain, Vice President, Treasurer and
                                       Chief Financial Officer

                                      S-4

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ADMINISTRATIVE AGENT:                  JPMORGAN CHASE BANK, as a Lender and as
                                       Administrative Agent

                                       By:     /s/ RUSSELL A. JOHNSON
                                       Name:   Russell A. Johnson
                                       Title:  Vice President

                                      S-5

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LENDERS:                             CREDIT SUISSE FIRST BOSTON, CAYMAN
                                     ISLAND BRANCH

                                     By:     /s/ BRIAN T. CALDWELL
                                             --------------------------------
                                     Name:   Brian T. Caldwell
                                     Title:  Director

                                     By:     /s/ DAVID J. DODD
                                             --------------------------------
                                     Name:   David J. Dodd
                                     Title:  Associate

                                      S-6

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                                     FLEET NATIONAL BANK

                                     By:     /s/ JEFFREY H. RATHKAMP
                                             --------------------------------
                                     Name:   Jeffrey H. Rathkamp
                                     Title:  Director

                                      S-7

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                                     FORTIS CAPITAL CORP.

                                     By: ___________________________________
                                     Name:
                                     Title:

                                     By: ___________________________________
                                     Name:
                                     Title:

                                      S-8

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                                     U.S. BANK NATIONAL ASSOCIATION

                                     By:     /s/ KATHRYN A. GAITER
                                             --------------------------------
                                     Name:   Kathryn A. Gaiter
                                     Title:  Vice President

                                      S-9

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                                     WACHOVIA BANK, NATIONAL
                                     ASSOCIATION

                                     By:     /s/ PHILIP TRINDER
                                             --------------------------------
                                     Name:   Philip Trinder
                                     Title:  Vice President

                                      S-10

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                                     BMO NESBITT BURNS FINANCING, INC.

                                     By:     /s/ JAMES V. DUCOTE
                                             --------------------------------
                                     Name:   James V. Ducote
                                     Title:  Director

                                      S-11

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                                     WELLS FARGO BANK, N.A.

                                     By:     /s/ LAURA BUMGARNER
                                             --------------------------------
                                     Name:   Laura Bumgarner
                                     Title:  Relationship Manager

                                      S-12

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                                     UNION BANK OF CALIFORNIA, N.A.

                                     By:     /s/ SEAN MURPHY
                                             --------------------------------
                                     Name:   Sean Murphy
                                     Title:  Vice President

                                      S-13

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                                     BANK OF AMERICA, N.A.

                                     By:     /s/ STEVEN A. MACKENZIE
                                             --------------------------------
                                     Name:   Steven A. Mackenzie
                                     Title:  Vice President

                                      S-14

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                                     THE BANK OF NEW YORK

                                     By:     /s/ PETER W. KELLER
                                             --------------------------------
                                     Name:   Peter W. Keller
                                     Title:  Vice President

                                      S-15

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                                     COMERICA BANK, SUCCESSOR BY MERGER
                                     WITH COMERICA BANK - TEXAS

                                     By:     /s/ THOMAS G. RAJAN
                                             --------------------------------
                                     Name:   Thomas G. Rajan
                                     Title:  Vice President - Texas Division

                                      S-16

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                                     BANK OF SCOTLAND

                                     By:     /s/ JOSEPH FRATUS
                                             --------------------------------
                                     Name:   Joseph Fratus
                                     Title:  First Vice President

                                      S-17

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                                     NATEXIS BANQUES POPULAIRES

                                     By:     /s/ DONOVAN C. BROUSSARD
                                             --------------------------------
                                     Name:   Donovan C. Broussard
                                     Title:  Vice President & Group Manager

                                     By:     /s/ LOUIS P. LAVILLE, III
                                             --------------------------------
                                     Name:   Louis P. Laville, III
                                     Title:  Vice President & Group Manager

                                      S-18

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                                     UFJ BANK

                                     By:     /s/ CLYDE L. REDFORD
                                             --------------------------------
                                     Name:   Clyde L. Redford
                                     Title:  Senior Vice President

                                      S-19

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                                     COMPASS BANK

                                     By: ___________________________________
                                     Name:
                                     Title:

                                      S-20